CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - AmSouth Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Growth Opportunities Fund and Pioneer Tax Free Money Market Fund (each portfolios of Pioneer Series Trust II) ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated September 29, 2004, with respect to the financial statements and financial highlights of the AmSouth Small Cap Fund and AmSouth Tax Exempt Money Market Fund, included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of Pioneer Series Trust II. We further consent to the references to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the AmSouth Funds Statement of Additional Information, and to the incorporation by reference of our report, dated September 29, 2004, on the financial statements and financial highlights of AmSouth Small Cap Fund and AmSouth Tax Exempt Money Market Fund included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in Post-Effective Amendment No. 43 to the Registration Statement (Form N-1A, 1933 Nos. 33-21660) of the AmSouth Funds, as filed with the Securities and Exchange Commission on December 1, 2004 (Accession No. 0000898432-04-000999), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of Pioneer Series Trust II.

                                                /s/ ERNST & YOUNG LLP

Columbus, Ohio
June 29, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectuses for Pioneer Growth Opportunities Fund and Pioneer Tax Free Money Market Fund (two of the portfolios of Pioneer Series Trust II) ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our reports dated February 18, 2005, with respect to the financial statements and financial highlights of Pioneer Growth Opportunities Fund and Pioneer Tax Free Money Market Fund, included in their Annual Reports to the Shareowners for the year ended December 31, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Growth Opportunities Fund and Pioneer Tax Free Money Market Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Growth Opportunities Fund and Pioneer Tax Free Money Market Fund Statements of Additional Information, and to the incorporation by reference of our reports, dated February 18, 2005, on the financial statements and financial highlights of Pioneer Growth Opportunities Fund and Pioneer Tax Free Money Market Fund included in the Annual Reports to the Shareowners for the year ended December 31, 2004, in Post-Effective Amendment No. 9 to the Registration Statement (Form N-1A, 1933 No. 333-110037), as filed with the Securities and Exchange Commission on April 22, 2005 (Accession No. 0001016964-05-000146), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Growth Opportunities Fund and Pioneer Tax Free Money Market Fund.



                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
June 29, 2005